UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 3, 2024

Nextdoor Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40246	86-1776836
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
420 Taylor Street
San Francisco, California
(Address of principal executive offices)

94102
(Zip Code)
(415) 344-0333
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	KIND	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On July 3, 2024, the Board of Directors (the “Board”) of Nextdoor Holdings, Inc. (the “Company”), following a recommendation from the Nominating, Corporate Governance and Corporate Responsibility Committee of the Board (the “Governance Committee”), appointed Elisa Steele to serve as a Class I director of the Company and as a member of the Governance Committee, effective July 3, 2024. Ms. Steele will serve as a director until the earliest to occur of the Company’s 2025 annual meeting of stockholders and until her successor is duly elected and qualified, or until her death, resignation, disqualification or removal.

Ms. Steele’s compensation will be as provided under the Company’s non-employee director compensation program, as amended, as described in the Company’s supplement to its definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 7, 2024.

There is no arrangement or understanding between Ms. Steele and any other persons pursuant to which Ms. Steele was selected as a director. Ms. Steele is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company plans to enter into its standard form of indemnification agreement with Ms. Steele. The form of the indemnification agreement was previously filed by the Company as Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the SEC on November 12, 2021 and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On July 10, 2024, the Company issued a press release announcing the appointment of Ms. Steele to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued by Nextdoor Holdings, Inc., dated July 10, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTDOOR HOLDINGS, INC.

Date: July 10, 2024	By:	/s/ Matt Anderson
Matt Anderson
Chief Financial Officer